Employee Benefit Plans	6 Months Ended
Jun. 30, 2026
Employee Benefit Plans [Abstract]
Employee Benefit Plans

(13) Employee Benefit Plans

Employees of the Group located in the PRC are covered by the retirement schemes defined by local practice and regulations, which are essentially defined contribution plans.

In addition, the Group is required by law to contribute a certain percentage of applicable salaries for medical insurance benefits, unemployment and other statutory benefits. The contribution percentages may be different from district to district which is subject to the specific requirement of local regime government. The PRC government is directly responsible for the payments of the benefits to these employees.

For the six months ended June 30, 2025 and 2026, the Group contributed and accrued RMB14,305 and RMB10,353, respectively.